UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2024

PowerUp Acquisition Corp.

(Exact Name of Registrant as Specified in Its Charter)

Cayman Islands	001-41293	N/A
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

188 Grand Street Unit #195

New York, NY 10013

(Address of Principal Executive Offices)

(347) 313-8109

(Registrant’s Telephone Number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	PWUPU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share, included as part of the Units	PWUP	The Nasdaq Stock Market LLC
Redeemable Warrants each exercisable for one Class A Ordinary Share for $11.50 per share, included as part of the units	PWUPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the extraordinary general meeting of shareholders (the “Meeting”), which was originally scheduled for May 17, 2024 and was postponed to 2:00 p.m. Eastern Time, on Wednesday, May 22, 2024, PowerUp Acquisition Corp. (the “Company”) and SRIRAMA Associates, LLC (the “Sponsor”) are entering into a non-redemption agreement (the “Non-Redemption Agreements”) with an unaffiliated third-party shareholder in exchange for such shareholder agreeing not to redeem (or to validly rescind any redemption requests on) a to be determined amount of the Company’s Class A ordinary shares (the “Non-Redeemed Shares”) in connection with the Meeting. In exchange for the foregoing commitment not to redeem such shares, for every 150,000 Non-Redeemed Shares, the Sponsor has agreed to transfer to such shareholders 25,000 Class A ordinary shares of the Company currently held by the Sponsor and 25,000 Class A ordinary shares which will be issued to the Sponsor upon the closing of the Company’s initial business combination. The Non-Redemption Agreement will increase the amount of funds that remain in the Company’s trust account following the Meeting.

The foregoing summary of the Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from the Company’s shareholders with respect to the Meeting, the proposals, and related matters. Information regarding the Company’s directors and executive officers is available in Company’s Definitive Proxy Statement on Schedule 14A filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on April 26, 2024 (the “Proxy Statement”). Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed a Proxy Statement with the SEC in connection with the Meeting and, beginning on or about May 1, 2024, mailed the Proxy Statement and other relevant documents to its shareholders as of the April 2, 2024 record date for the Meeting. The Company’s shareholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Meeting because these documents contain important information about the Company, the proposals, and related matters. Shareholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: PowerUp Acquisition Corp., 188 Grand Street Unit #195, New York, NY 10013, Attention: Mr. Suren Ajjarapu.

Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding the meeting and related matters, as well as all other statements other than statements of historical fact included in this Form 8-K are forward-looking statements. When used in this Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, subsequent quarterly reports on Form 10-Q and initial public offering prospectus. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERUP ACQUISITION CORP.

	By:	/s/ Surendra Ajjarapu
Surendra Ajjarapu
Chief Executive Officer

Date: May 22, 2024